EXHIBIT 10.20

AMENDMENT NUMBER 10
TO THE
URS FEDERAL TECHNICAL SERVICES, INC. EMPLOYEES RETIREMENT PLAN
(2007 Restatement)

The URS Federal Technical Services, Inc. Employees Retirement Plan, as restated effective January 1, 2007, is hereby amended, effective January 4, 2014 as follows:

1.	A new final paragraph is added to the Introduction to the Plan, to read as follows:

Effective January 4, 2014, URS Federal Technical Services, Inc. was merged into URS Federal Services, Inc., which became a successor employer under the Plan.  At this time the name of the Plan was changed to “URS Federal Services, Inc. Employees Retirement Plan.”

2.	Section 1.11 of the Plan is amended to read in its entirety as follows:

1.11	“Company” means URS Federal Services, Inc. and any successor thereto.

3.	Section 1.20 of the Plan is amended to read in its entirety as follows:

1.20
“Eligible Employee” means an Employee of the Employer who is in one of the E7 pay groups, excluding any person who is (a) a Covered Contract Employee or (b) included in a unit of employees covered by an agreement recognized for purposes of collective bargaining with the Employer, provided retirement benefits have been the subject of good faith bargaining and such bargaining does not provide for coverage under this Plan.

4.	Section 1.32 of the Plan is amended to read in its entirety as follows:

1.32	“Plan” means the URS Federal Services, Inc. Employees Retirement Plan, as set forth herein and as amended from time to time.

5.	Except for the references in the “Introduction,” all references to “URS Federal Technical Services, Inc.” are hereby changed to “URS Federal Services, Inc.”

6.
Except for the references in the “Introduction,” all references to “URS Federal Technical Services, Inc. Employees Retirement Plan” are hereby changed to “URS Federal Services, Inc. Employees Retirement Plan.”

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7.
All references to “URS Federal Technical Services, Inc. Savings Plan” are hereby changed to “URS Corporation 401(k) Retirement Plan or the URS Corporation 401(k) Retirement Plan for Specified Contract Employees.”

8.	Article 12 is amended to replace all references to the “URS Federal Technical Services, Inc. Retiree Health Plan” with references to the “URS Federal Services, Inc. Retiree Health Plan.”

9.	Section 12.2(e) is amended to read as follows:

(e)
“URS Federal Services, Inc. Retiree Health Plan” shall mean the URS Federal Services, Inc. (formerly URS Federal Technical Services, Inc.) VEBA Trust Welfare Benefits Plan and the URS Federal Services, Inc. (formerly URS Federal Technical Services, Inc.) Non-VEBA Trust Welfare Benefits Plan, as they relate to retired persons, as they shall be amended from time to time, and the provisions of such Plans shall be incorporated by reference herein.

URS Federal Technical Services, Inc.

Dated:	December 30, 2013		/s/ Robert Rudisin
		By:	Robert Rudisin
		Title:	VP, Human Resources

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